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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                                (AMENDMENT NO. 1)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 20, 2005 (June 14, 2005)
                                                 ------------------------------

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-1667                   31-4421866
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

     3776 South High Street, Columbus, Ohio                     43207
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    (Address of principal executive offices)                  (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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PURPOSE OF AMENDMENT:

         On June 20, 2005, Bob Evans Farms, Inc. (the "Company") filed a Form 8-K (the "Original Form 8-K") reporting, among other things, under Item 1.01 that the Compensation Committee of the Company's Board of Directors had approved a cash payment of $94,799 to Daniel A. Fronk, a member of the Company's Board of Directors, to be paid upon Mr. Fronk's anticipated retirement from the Company's Board of Directors at the upcoming 2005 Annual Meeting of Stockholders (scheduled for September 12, 2005). Mr. Fronk participates in the Company's group health insurance plan and the payment was intended to compensate Mr. Fronk for a portion of the actuarially determined present value of the Company's portion of Mr. Fronk's anticipated health insurance premiums after his retirement. The Company's Board of Directors subsequently determined that it is in the best interest of the Company and its stockholders (a) to suspend, with respect to Mr. Fronk, the Company's Corporate Governance Principle which requires that directors retire upon reaching age 70 and (b) to nominate Mr. Fronk for re-election to the Board of Directors. Mr. Fronk has agreed to stand for re-election to the Board of Directors at the 2005 Annual Meeting of Stockholders. If Mr. Fronk is re-elected, the Company will not make the $94,799 cash payment to Mr. Fronk. However, Mr. Fronk is entitled to receive a similar payment upon his future retirement from the Board of Directors, the amount of which will be calculated by an actuary when Mr. Fronk's retirement date is known. No other changes are made to the Original Form 8-K.



   [Remainder of page intentionally left blank; signatures on following page.]


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BOB EVANS FARMS, INC.


Dated:  July 22, 2005                           By: /s/ Donald J. Radkoski
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                                                    Donald J. Radkoski
                                                    Chief Financial Officer,
                                                    Treasurer and Secretary